Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


2001 Semi-annual Shareholder Report
-----------------------------------
Delaware International Small Cap Value Fund

June 1, 2001

Dear Shareholder:

Recap of Events - Stock performance in international markets was mixed during the six months ended May 31, 2001. Many of the world's markets finished in negative territory for the period, leaving international investors susceptible to price declines. However, strong performance in April helped some stock indexes recover losses and allowed some regions to post positive net results for the period.

Many of Europe's biggest economies began experiencing an economic slowdown similar to that seen in the U.S. during the six-month period. Many investors waited on the European Central Bank (ECB) to enact an interest rate cut that would mirror those made by the U.S. Federal Reserve. However, with consumer prices in the 12-nation euro zone rising by 2.6% in March 2001 (Source:
Bloomberg), the ECB repeatedly expressed a reluctance to cut rates. In early May 2001, the ECB reversed course and did announce a surprise rate cut of its own in an effort to stimulate growth in the euro zone. In Asia, various markets displayed strength near the close of the period, but still posted negative six-month returns in the face of an uncertain global economic outlook.

Delaware International Small Cap Value Fund returned +8.95% during the six months ended May 31, 2001 (Institutional Class shares at net asset value with distributions reinvested). For the fiscal period, your Fund outperformed the Lipper International Small Cap Value Funds Average, which fell by 7.37%. It outperformed its benchmark index, the Morgan Stanley Capital International
(MSCI) Europe, Australasia, Far East (EAFE) Index, which lost 7.93%. Additional performance information can be found on page 6.

Recently, the Board of Trustees of Delaware Investments unanimously voted to change the name of Delaware International Small Cap Fund to Delaware International Small Cap Value Fund. The change in name, which is effective as of June 28, 2001, is designed to better convey the strategy of the Fund's portfolio managers. For details about management's strategies, please consult your financial advisor and/or the Fund's prospectus.

Market Outlook - In our opinion, stock market volatility is likely to remain over the next few months, but the long-term environment for international investing remains attractive. We expect to see the U.S. economy return to strength later in the year, and we believe this could be a starting point for stronger global market performance.

Considering the disappointing performance in the EAFE markets during the recent fiscal period, your Fund performed quite well. We believe that international funds can continue to play an important role in investors' portfolios, offering important diversification when held among a portfolio of U.S. stocks and bonds.

Investors have endured very challenging markets in recent times. We encourage mutual fund investors to consult their financial advisors this summer to review their portfolios, as stock market volatility often creates a need for rebalancing asset allocations.

Thank you for your continued confidence and your commitment to Delaware Investments.


Sincerely,

/s/  Charles E. Haldeman, Jr.
--------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/  David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio Management Review
---------------------------


The Fund's Results
Despite the turbulent conditions that have rattled international stock markets through the six-month period ended May 31, 2001, Delaware International Small Cap Value Fund provided a return of +8.95% (Institutional Class shares at net asset value with distributions reinvested). The Portfolio surpassed its benchmark, the MSCI EAFE Index, which was down 7.93% during that same period. We believe our strong performance can be attributed to our commitment to value style investing. Our ability to identify securities that were undervalued translated into positive gains for your Fund during the fiscal period.

In general, the international small-cap market tends to draw less investor attention than the large-cap arena. We believe this caters to our investment style and enables us to locate companies that are undervalued by the market. As a result, we may be well positioned when the market finally does recognize the value of such stocks.

Our investment process is based on a bottom-up approach to stock selection, complemented by top-down research that includes currency analysis and assessment of economic, political, and market conditions in each country.

A good example of our spotting value early is our investments in the British home building sector, which has recently been undergoing consolidation. With the sector out of favor for much of last year, we expected to uncovered at least one compelling bargain through our research. As it turned out, our holdings in both Bovis Homes Group and Persimmon enjoyed strong cash flows and turned in favorable returns during the recent six-month period.

Mergers and acquisitions at opportune times also drove the Fund's performance. Bids to acquire both Dairy Crest and Latorpe, among others, were driven upward during the period, usually helping boost the stocks along the way. After the completion of the mergers in each of these cases, we sold these stock from the portfolio.

A number of other stocks that we sold during the period also contributed positively to the Fund's performance. We were able to capitalize on Escarner, a German clothing store, and Van Melle in the Netherlands, which rose an impressive 90% during the time we held the stock.

During the six-month period, the U.K. market performed extremely well, and we remain optimistic about this market. Even with the marked improvement, the U.K. was unable to deflect the fallout from the technology and telecommunications sector. One of the Fund's holdings, TTP Communications, a British company that generates software for mobile phone users, was down approximately 35% for the period and detracted from performance. However, we do remain positive about the company going forward. The management at TTP Communications recently signed a contract with Intel, which in turn lifted the stock off its recent lows. Although it was a negative performer overall, TTP had gained 40% from its low by the close of the fiscal period.

As in the past, we have taken advantage of the opportunity whenever we have found technology companies with sensible valuations. We continue to follow this approach, as we did when investing in Miyachi Technos, a Japanese manufacturer of small-scale lasers. We currently plan to maintain our position in spite of the company's profit loss during the six-month period. This downturn followed last year's successful run, when the stock was trading at five and six times its purchase price. We believe the company was affected by the upset in the technology market and will recover in the future.

As the equity markets around the world continued to adjust to lower economic growth and lower corporate earnings forecasts, we continued to hunt for value. Attractive opportunities are still being presented in Australia and New Zealand. Their heavily undervalued currencies and reasonably priced local markets offer a convincing argument for our overweighted position.

We also remain positive about the small cap environment in Japan, despite the country's overall economic upheaval. We plan to increase our weighting in Germany, which, as of our last report, had not yet been performing to the level we expected. In the past six-months however, Germany's more cyclically oriented companies, such as engineering firms, were seeing improvement. An example is KSB, a manufacturer of pumps and valves that was up by approximately 20% over the six-month period.

Although we believe that stocks within the German market are still woefully underpriced, the market is finally beginning to reward value. For example, Boewe Systec, a supplier of paper management systems, has been generating a significant amount of profit and investors have begun to take note. Given the increase in order intake in 2000 and the development of business to date, we expect the company's growth to continue throughout the coming year. We anticipate that the market will continue to recognize the value of Boewe Systec in the near future and its share price will increase.

Outlook
Overall, our value style boded well for your Fund during the six-month period. During the global market slowdown, several international small cap companies with extremely low valuations finally received some recognition. We expect more of these companies, including those held in your Fund, to be rewarded in the future. We are not bearish about the European markets in spite of the slowdown in the U.S., and we remain reasonably optimistic about the international small cap market in general going forward.










This semi-annual report is for the information of Delaware International Small Cap Value Fund shareholders. The current prospectus for the Fund sets forth details about charges, expenses, investment objectives and operating policies. You should read the Fund's prospectus carefully before you invest or send money.

Delaware International Small Cap Value Fund
Top 10 Countries
As of May 31, 2001

                            Percentage
Country                   of Net Assets
-------                   -------------
U.K.                         31.7%
Japan                        14.3%
France                       11.3%
Germany                      10.6%
Netherlands                   5.9%
Singapore                     4.8%
Hong Kong                     4.6%
Switzerland                   2.7%
New Zealand                   2.7%
Australia                     1.9%



Delaware International Small Cap Value Fund
-------------------------------------------
As of May 31, 2001

Fund Objective
The Fund seeks long-term capital appreciation.

Total Fund Net Assets
$4.02 million

Number of Holdings
80

Your Fund Managers

Clive A. Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment management field for eight years. He previously was Senior Portfolio Manager at Hill Samuel Investment Advisers Ltd.

Gavin A. Hall joined Delaware in 1991. He began his investment career with Barings Investment Management Ltd., after attending Dulwich College. Mr. Hall previously was a Portfolio Manager and Research Analyst at Hill Samuel Investment Advisers Ltd.

Performance Summary

Delaware International Small Cap Value Fund
-------------------------------------------

Average Annual Total Returns Through May 31, 2001



                                                   Lifetime     One Year      Six Months
Delaware International Small Cap Value Fund
       Institutional Class (Est. 12/19/97)          +8.87%       +13.86%      +8.95%

MSCI EAFE Index                                     +4.89%       -17.24%      -7.93%
Lipper International Small Cap Class (88 Funds)    +11.77%       -18.87%      -7.37%



All performance shown above assumes reinvestment of distributions. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

As of the date of this report, 1.6 shares of Class A were outstanding. Performance for Class A can be expected to vary from the Institutional Class performance due to different charges and expenses. No front-end sales charge or 12b-1 fees were actually imposed on Class A shares for the periods shown and no B or C Class shares were offered or sold.

Institutional Class shares are available without sales or asset-based distribution charges exclusively to a limited group of investors.

An expense limitation was in effect for all classes of Delaware International Small Cap Value Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The MSCI EAFE Index is an unmanaged composite of international stocks in established markets. You cannot invest directly in an index.

Foreign investments are subject to risks not ordinarily associated with domestic investments (i.e., currency, economic, and political risks). In addition, many small cap stocks involve greater risk than investments in large cap stocks. Past performance does not guarantee future results.

Statement of Net Assets


DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
-------------------------------------------

                                                  Number of      Market
May 31, 2001 (Unaudited)                          Shares         Value(U.S.$)
-----------------------------------------------------------------------------

Common Stock- 94.78%
Australia - 1.93%
*Gropep Limited                                    31,685            $44,975
Simeon Wines                                       23,600             32,674
                                                                     -------
                                                                      77,649
                                                                     -------
Denmark - 0.80%
Bang & Olufsen Holding - Class B                    1,044             32,216
                                                                     -------
                                                                      32,216
                                                                     -------
Finland - 0.55%
Huhtamaki Van Leer Oyj                                600             14,719
Talentum                                            1,200              7,359
                                                                     -------
                                                                      22,078
                                                                     -------
France - 11.32%
Boiron                                                600             39,588
Carbone Lorraine                                    1,795             72,504
Fimalac                                             1,500             51,807
IMV Technologies                                    3,745             63,675
Manitou                                               600             38,421
Mecatherm                                           1,150             47,180
Norbert Dentressangle                               1,560             32,264
Remy Cointreau                                      1,120             35,149
Royal Canin                                           380             35,262
Walter                                                430             39,247
                                                                     -------
                                                                     455,097
                                                                     -------
Germany - 10.64%
AGIV                                                2,420             25,097
*Babcock Borsig                                       850             28,761
Boewe Systec                                        1,870             39,862
Cewe Color Holding                                  2,500             40,815
FAG Kugelfischer Georg Schaefer                     9,560             66,312
KSB                                                   350             31,084
Ludwig Beck                                         6,103             64,790
*Suess Microtec                                     2,390             73,792
*SZ Testsysteme                                     3,270             57,396
                                                                     -------
                                                                     427,909
                                                                     -------
Hong Kong - 4.62%
Cafe De Coral Holdings                            110,000             54,296
Chen Hsong Holdings                               280,000             51,335
Hung Hing Printing Group                          104,000             40,001
South China Morning Post (Holdings)                64,000             40,206
                                                                     -------
                                                                     185,838
                                                                     -------
Italy - 1.15%
Carraro                                             8,000             18,068
La Doria                                           15,000             27,979
                                                                     -------
                                                                      46,047
                                                                     -------
Japan - 14.27%
Arcland Sakamoto                                    4,000             55,859
Aronkasei                                          15,000             50,349
Daitec                                              3,000             29,780
Getz Brothers                                      10,000             48,877
Kayaba Industry                                    29,000             50,257
Miyachi Technos                                     2,200             79,953
Nagawa                                              8,000             50,139
Otsuka Kagu                                         1,100             80,508
Takara Printing                                     6,500             62,884
Ube-Nitto Kasei                                    14,000             39,573
Zuiko                                               3,000             25,490
                                                                     -------
                                                                     573,669
                                                                     -------

                                                  Number of      Market
Delaware International Small Cap Value Fund       Shares         Value(U.S.$)
-----------------------------------------------------------------------------
Common Stock (continued)

Netherlands - 5.92%
Athlon Groep                                        4,862            $65,803
Draka Holding                                       1,000             54,984
ICT Automatisering                                  1,500             59,001
Stork                                               2,100             27,268
United Services Group                               1,500             30,770
                                                                   ---------
                                                                     237,826
                                                                   ---------
New Zealand - 2.68%
Restaurant Brands New Zealand                     108,000             63,956
The Warehouse Group                                19,200             43,754
                                                                   ---------
                                                                     107,710
                                                                   ---------
Norway - 0.95%
Nera                                               11,784             38,343
                                                                   ---------
                                                                      38,343
                                                                   ---------
Singapore - 4.76%
Asia Pacific Breweries                             13,000             27,590
Capitaland                                          7,000              8,743
Courts (Singapore)                                 65,000             21,195
Overseas Union Bank                                10,392             39,917
Singapore Airport Terminal Services                31,000             24,672
SMRT Corporation                                  160,000             69,418
                                                                   ---------
                                                                     191,535
                                                                   ---------
Spain - 0.65%
Portland Valderrivas                                1,200             26,148
                                                                   ---------
                                                                      26,148
                                                                   ---------
Switzerland - 2.76%
Lindt & Spruengli                                      20            111,000
                                                                   ---------
                                                                     111,000
                                                                   ---------
Taiwan - 0.10%
*Yageo 144A GDR                                       708              3,983
                                                                   ---------
                                                                       3,983
                                                                   ---------
United Kingdom - 31.68%
Arriva                                             10,580             48,153
Body Shop International                            79,057            107,607
Bovis Homes Group                                  10,700             59,470
Bristol Water Holdings                              2,550             34,619
Cobham                                              2,449             42,536
Fuller Smith & Turner                               6,100             39,569
Generics Group                                      5,600             16,992
Glynwed International                              14,400             50,226
Harvey Nichols                                     26,600             80,898
H.P. Bulmer Holdings                                9,059             52,019
IMI                                                13,400             48,020
Laird Group                                        18,200             58,706
Northern Foods                                     55,300            107,614
Pendragon                                          17,896             62,039
Persimmon                                          14,100             66,672
PizzaExpress                                        8,100            106,232
Rexam                                              23,620            103,818
Send Group                                          1,210              1,038
TT Group                                           24,200             54,384
*TTP Communications                                29,800            100,348
Wilshaw                                            70,800             32,123
                                                                   ---------
                                                                   1,273,083
                                                                   ---------
Total Common Stock
(cost $4,010,448)                                                  3,810,131
                                                                   ---------



                                                                                                 Principal             Market
Delaware International Small Cap Value Fund                                                        Amount             Value(U.S.$)
----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements- 5.03%
With BNP Paribas 4.03% 6/1/01 (dated 5/31/01, collateralized by
$40,000 U.S. Treasury Bills due 8/23/01, market value $38,716 and
$28,000 U.S. Treasury Notes 6.25% due 8/31/02, market value $29,168                                $66,500             $66,500

With Chase Manhattan 4.00% 6/1/01 (dated 5/31/01, collateralized by
$70,000 U.S. Treasury Notes 6.125% due 8/31/01, market value $71,060)                               69,500              69,500

With UBS Warburg 4.03% 6/1/01 (dated 5/31/01, collateralized by $1,000
U.S. Treasury Notes 14.25% due 2/15/02, market value $1,281 and
$40,000 U.S. Treasury Notes 6.25% due 6/30/02, market value $41,012 and
$20,000 U.S. Treasury Notes 13.75% due 8/15/04, market value $25,466)                               66,000              66,000
                                                                                                                        ------
Total Repurchase Agreements
(cost $202,000)                                                                                                        202,000
                                                                                                                       -------



Total Market Value of Securities - 99.81%
   (cost $4,212,448)                                                                                                 4,012,131

Receivables and Other Assets Net of Liabilities - 0.19%                                                                  7,758
                                                                                                                         -----

Net Assets Applicable to 482,806 Shares Outstanding - 100.00%                                                       $4,019,889
                                                                                                                    ----------

Net Asset Value - Delaware International Small Cap Value Fund Class A
   ($13.41 / 1.610 Shares)                                                                                               $8.33
                                                                                                                         -----
Net Asset Value - Delaware International Small Cap Value Fund Institutional Class
   ($4,019,876 / 482,804 Shares)                                                                                         $8.33
                                                                                                                         -----


Components of Net Assets at May 31, 2001:
Shares of beneficial interest (unlimited authorization - no par)                                                    $4,083,864
Undistributed net investment income**                                                                                   28,858
Accumulated net realized gain on investments                                                                           108,125
Net unrealized depreciation of investments                                                                            (200,958)
                                                                                                                    ----------
Total net assets                                                                                                    $4,019,889
                                                                                                                    ==========
*    Non-income producing security for the period ended May 31, 2001.
**   Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the
     Internal Revenue Code.

GDR - Global Depositary Receipts

Net Asset Value and Offering Price per Share -
   Delaware International Small Cap Value Fund
Net asset value Class A (A)                                                                                              $8.33
Sales charge (5.75% of offering price or 6.12% of the amount
   invested per share) (B)                                                                                                0.51
                                                                                                                         -----
Offering price                                                                                                           $8.84
                                                                                                                         =====


(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $50,000 or more.


                             See accompanying notes

Statement of Operations



Six Months Ended May 31, 2001 (Unaudited)                     Delaware International Small Cap Value Fund
---------------------------------------------------------------------------------------------------------

Investment Income:
Dividends                                                               $ 58,605
Interest                                                                   4,839
Foreign tax withheld                                                      (6,205)                $ 57,239
                                                                   -------------            -------------

Expenses:
Management fees                                                           24,309
Dividend disbursing and transfer agent fees and expenses                   1,351
Custodian fees                                                               817
Professional fees                                                            416
Accounting and administration expenses                                       841
Trustees' fees                                                               755
Registration fees                                                            140
Taxes (other than taxes on income)                                            50
Other                                                                        109                   28,788
                                                                   -------------
Less expenses absorbed or waived                                                                   (4,417)
Less expenses paid indirectly                                                                         (62)
                                                                                            -------------
Total expenses                                                                                     24,309
                                                                                            -------------

Net Investment Income                                                                              32,930
                                                                                            -------------


Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currencies:
Net realized gain (loss) on:
   Investments                                                                                    108,072
   Foreign currencies                                                                              (2,855)
                                                                                            -------------
Net realized gain                                                                                 105,217
Net change in unrealized appreciation/
 depreciation of investments and foreign currencies                                               190,504
                                                                                            -------------

Net Realized and Unrealized Gain
   on Investments and Foreign Currencies                                                          295,721
                                                                                            -------------

Net Increase in Net Assets Resulting from Operations                                            $ 328,651
                                                                                            =============



                             See accompanying notes

Statements of Changes in Net Assets



                                                                   Delaware International Small Cap Value Fund
---------------------------------------------------------------------------------------------------------------

                                                                                    Six Months          Year
                                                                                       Ended            Ended
                                                                                      5/31/01         11/30/00
                                                                                    (Unaudited)

Net Increase (Decrease) in Net Assets Resulting from Operations
Net investment income                                                                  $ 32,930         $ 91,351
Net realized gain on investments and foreign currencies                                 105,217          222,989
Net change in unrealized appreciation/depreciation of
   investments and foreign currencies                                                   190,504         (522,860)
                                                                                   ------------     ------------
Net increase (decrease) in net assets resulting from operations                         328,651         (208,520)
                                                                                   ------------     ------------

Distributions to Shareholders from:
Net investment income:
    Class A                                                                                   -                -
    Institutional Class                                                                 (83,213)         (50,869)

Net realized gain on investments:
    Class A                                                                                  (1)              (2)
    Institutional Class                                                                (230,606)        (629,317)
                                                                                   ------------     ------------
                                                                                       (313,820)        (680,188)
                                                                                   ------------     ------------

Capital Share Transactions:
Net asset value of shares issued upon reinvestment of distributions:
    Class A                                                                                   1                2
    Institutional Class                                                                 313,822          680,186
                                                                                   ------------     ------------
                                                                                        313,823          680,188
                                                                                   ------------     ------------
Increase in net assets derived from capital share transactions                          313,823          680,188
                                                                                   ------------     ------------

Net Increase (Decrease) in Net Assets                                                   328,654         (208,520)

Net Assets:
Beginning of period                                                                   3,691,235        3,899,755
                                                                                   ------------     ------------
End of period                                                                       $ 4,019,889      $ 3,691,235
                                                                                   ============     ============


                             See accompanying notes

FINANCIAL HIGHLIGHTS



Selected data for each share of the Fund outstanding
throughout each period were as follows:                           Delaware International Small Cap Value Fund Institutional Class(5)
------------------------------------------------------------------------------------------------------------------------------------

                                                                        Six Months                                      12/19/97(1)
                                                                          Ended                   Year Ended                To
                                                                        5/31/01(4)        11/30/00         11/30/99      11/30/98
                                                                       (Unaudited)

Net asset value, beginning of period                                     $8.340          $10.730           $9.000         $8.500

Income (loss) from investment operations:
   Net investment income(2)                                               0.069            0.209            0.168          0.191
   Net realized and unrealized gain (loss) on
     investments and foreign currencies                                   0.630           (0.727)           1.817          0.309
                                                                     ---------------------------------------------------------------
   Total from investment operations                                       0.699           (0.518)           1.985          0.500
                                                                     ---------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income                                  (0.188)          (0.140)          (0.180)             -
   Distributions from net realized gain on investments                   (0.521)          (1.732)          (0.075)             -
                                                                     ---------------------------------------------------------------
   Total dividends                                                       (0.709)          (1.872)          (0.255)             -
                                                                     ---------------------------------------------------------------

Net asset value, end of period                                           $8.330           $8.340          $10.730         $9.000
                                                                     ===============================================================

Total return(3)                                                           8.95%           (5.32%)          22.74%          5.88%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                              $4,020           $3,691           $3,900         $3,175
    Ratio of expenses to average net assets                               1.25%            1.25%            1.25%          1.25%
    Ratio of expenses to average net assets prior to expense
      limitation and expenses paid indirectly                             1.48%            1.52%            1.57%          2.05%
    Ratio of net investment income to average net assets                  1.69%            2.45%            1.71%          2.25%
    Ratio of net investment income to average net assets prior
       to expense limitation and expenses paid indirectly                 1.46%            2.18%            1.39%          1.45%
    Portfolio turnover                                                      22%              22%              96%             4%

----------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(4) Ratios have been annualized and total return has not been annualized.
(5) Shares of the Delaware International Small Cap Fund A Class were initially offered on December 19, 1997. Between January 16, 1998 and July 15, 1998, the A Class sold shares which were subsequently repurchased, leaving a balance of one share, representing the initial seed purchase, as of November 30, 2000. This shareholder data is not being disclosed because the data is not believed to be meaningful.


                             See accompanying notes

Notes to Financial Statements


May 31, 2001 (Unaudited)

Delaware Group Global & International Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware International Value Equity Fund (formerly the Delaware International Equity Fund), Delaware Global Equity Fund, Delaware Global Bond Fund, Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund (formerly the Delaware International Small Cap Fund). These financial statements and related notes pertain to Delaware International Small Cap Value Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sales exclusively to a limited group of investors. As of May 31, 2001, only the A and Institutional Classes have commenced operations.

The investment objective of the Fund is to seek long-term capital appreciation.


1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Board of Trustees.

Federal Income Taxes- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations.

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and pays dividends from net investment income and net realized gain from investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $45 for the period ended May 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended May 31, 2001, were approximately $17. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreement and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware International Advisers Ltd. (DIAL), the investment manager, an annual fee which is calculated daily at the rate of 1.25% on the first $500 million of average daily net assets of the Fund, 1.20% on the next $500 million, 1.15% on the next $1.5 billion and 1.10% on average daily net assets in excess $2.5 billion.

DIAL has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commission, distribution fees, and extraordinary expenses, do not exceed 1.25% of the average daily net assets of the Fund through January 31, 2002. At May 31, 2001, the Fund had a liability for expenses payable to DIAL and affiliates of $3,542.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At May 31, 2001, the Fund had liabilities for such fees and other expenses payable to DSC of $490.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Class A and 1.00% of the average daily net assets of the Class B and Class C shares. DDLP has elected voluntarily to waive such fees at this time. At May 31, 2001 the Fund had a liability for such fees and other expenses payable to DDLP of $63.

Certain officers of DIAL, DSC, and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.


3. Investments
For the period ended May 31, 2001, the Fund made purchases of $410,797 and sales of $464,365 of investment securities other than U.S. government securities and short-term investments. At May 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2001, the cost of investments was $4,212,448. At May 31, 2001, the net unrealized depreciation was $200,317 of which $394,962 related to unrealized appreciation of investments and $595,279 related to unrealized depreciation of investments.

4. Capital Shares
Transactions in capital shares were as follows:

                                        Six Months           Year
                                       Ended 5/31/01     Ended 11/30/00
                                       (Unaudited)
                                       --------------------------------
Shares sold:
A Class                                          -                 -
Institutional Class                              -                 -

Shares issued upon
reinvestment of
distributions:
A Class                                          -                 -
Institutional Class                         40,182            79,276
                                       -----------------------------
                                            40,182            79,276
                                       -----------------------------

Shares repurchased:
A Class                                          -                 -
Institutional Class                              -                 -
                                       -----------------------------
                                                 -                 -
                                       -----------------------------
Net increase                                40,182            79,276
                                       =============================


5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of the fund's allocation of the entire facility. The Participants may borrow up to one third of their net assets under the agreement. The Fund had no amounts outstanding at May 31, 2001, or at any time during the period.

6. Foreign Exchange Contracts
In the event the Fund enters into forward foreign currency exchange contracts (and forward foreign cross currency exchange contracts) it will generally do so as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency exchange contracts (and forward foreign cross currency exchange contracts) are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts (and forward foreign cross currency exchange contracts) does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward currency exchange contracts were outstanding at May 31, 2001.

7. Credit and Market Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.